UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2023, on the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (“L3Harris”), the Board amended the L3Harris Technologies, Inc. Executive Change in Control Severance Plan (the “CIC Severance Plan”), which was previously filed as Exhibit 10.2 to L3Harris’ Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2020 (the “CIC Plan 8-K”). The CIC Severance Plan, as amended, designates the position of Chief Executive Officer of L3Harris as a participant under the plan with such benefits as described in the CIC Plan 8-K, with a severance multiple of three times base salary and target bonus. Mr. Kubasik, L3Harris' Chair and Chief Executive Officer, was previously covered by change in control provisions in his November 5, 2018 letter agreement, which benefits expired on June 29, 2023.

The foregoing description is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CIC Severance Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 8.01    Other Events.
Also on July 21, 2023, on the recommendation of the Nominating and Governance Committee of the Board, the Board approved changes to the annual compensation for service as a non-employee director of the Company, effective as of January 1, 2024. The changes consisted of the following:

• increasing the annual cash retainer for service as a member of the Board from $140,000 to $150,000;
• increasing the annual cash retainer for service as chair of the Compensation Committee from $20,000 to $25,000; and
• increasing the annual equity retainer in the form of director share units for service as a member of the Board from $170,000 to $190,000.

A Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2024, is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

 The following exhibit are provided herewith:

Exhibit Number	Description
10.1	L3Harris Technologies, Inc. Executive Change in Control Severance Plan, effective as of July 21, 2023.
10.2	Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2024.
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: July 24, 2023		Title:	Senior Vice President, General Counsel and Secretary

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